JANUARY 12, 2017

SUPPLEMENT TO

DOMESTIC EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2016,

AS AMENDED NOVEMBER 23, OCTOBER 31 AND APRIL 21, 2016

AND INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2016,

AS AMENDED NOVEMBER 23, OCTOBER 31, AUGUST 10 AND APRIL 21, 2016

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This supplement contains new and additional information regarding The Hartford Capital Appreciation and Hartford Global Capital Appreciation Fund (the “Funds”) and should be read in connection with your Prospectus.

Saul J. Pannell, CFA has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Funds, as of December 31, 2017.  Accordingly, Mr. Pannell will no longer serve as a portfolio manager to the Funds as of December 31, 2017.  Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee each Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Over the course of the year, Mr. Stahl and Mr. Thomas will reallocate the assets managed by Mr. Pannell to the other underlying sleeve managers in each Fund.

This Supplement should be retained with your Prospectus for future reference

HV-7295	January 2017